Exhibit 99.1
ESS Tech, Inc. Announces First Quarter 2024 Financial Results
Q1 Revenue of $2.7 Million
Partnered with Sapele Power to Supply LDES in Africa
Completed Testing of First Energy Center for Portland General Electric
Ordered Second Power Module Automation Line with 40% Greater Production Capacity
Exited Q1 with Cash and Short-Term Investments over $89 million; Expected to Carry ESS Well Into H1’25

WILSONVILLE, Ore. – May 7, 2024 – ESS Tech, Inc. (“ESS,” “ESS, Inc.” or the “Company”) (NYSE: GWH), a leading manufacturer of long-duration energy storage systems for commercial and utility-scale applications, today announced financial results for its first quarter ended March 31, 2024.
“I’m pleased with the team’s execution in the first quarter, where we again made tremendous progress across a broad number of fronts and achieved $2.7 million in revenue, a seven-fold increase over last year. Not only has our customer-facing team demonstrated marked success in commissioning products across a number of varied operating environments, but our sales team continues to win new deals and expand our footprint into new geographic markets with customers like Sapele Power, a leading African energy generation company. Momentum is growing behind our Energy Center™ (EC) product. We have completed all of our performance, safety and regulatory tests for our first EC and are operating the unit right now. We expect to start building and shipping our second unit early in Q3 and, given the significant energy density and cost per KWh advantages over our Energy Warehouse, we remain confident that our EC will be a key driver of long-term profitable expansion,” said Eric Dresselhuys, CEO of ESS. “Given the success of our first power module automation line, which has enabled us to increase capacity and consistency with dramatically lowered input costs, we’ve ordered our second power module automation line so that it becomes operational as we begin to ramp up shipments. With 40% more production capacity at half of the installed cost on a per MWh basis, our second line will greatly add to our momentum in lowering our production cost while enabling scale. With prudent cash management and efficient capacity expansion, our team continues to position the company for sustained growth and profitability as we scale the business and ramp up shipments later this year."
Recent Business Highlights
•EC products received the highest level of IEEE 693 rating, a widely-accepted seismic rating for energy infrastructure, making ESS the first non-lithium, grid-scale LDES provider to receive such a rating.
•Named as one of Fast Company’s 2024 Most Innovative Companies in the energy category.
•Named as a finalist for the Reuters 2024 Global Energy Transition Awards in “The Technologies of Change - Accelerating Decarbonization” category, which recognizes revolutionary technology in the energy sector.
•In addition to IEEE seismic certification, completed of all of the more than 90 tests to validate operations, safety and performance of our first Energy Center™. ESS will start building our second EC in the beginning of Q3, which will be deployed next to the first EC, both for Portland General Electric. We expect to start building and shipping our first commercial ECs in the second half of 2024 for delivery to Tampa Electric and the Sacramento Municipal Utility District, or SMUD.

•Ordered a second power module automation line, with the capability of producing more than 600 MWh per year, 40% more than the first automation line, which translates into substantially lower capex dollars per MWh of production capacity investment. This second line is expected to be operational in the 1H of 2025.
•Installed an Energy Warehouse™ system at Burbank Water and Power, their first utility-scale battery storage project. This EW is paired with an on-site solar array where ESS technology will demonstrate the critical role of LDES in a fully renewable grid.
•Completed commissioning of an Energy Warehouse™ (EW) system at Schiphol Airport in Amsterdam, the second largest airport in mainland Europe, which will be used to help advance Schiphol Airport’s sustainability strategy. The EW system will be used to recharge Electric Ground Power Units (E-GPU), which are intended to replace the diesel ground power units currently used to supply electrical power to aircraft when parked at the airport.
Conference Call Details
ESS will hold a conference call on Tuesday, May 7, 2024 at 5:00 p.m. EDT to discuss financial results for its first quarter 2024 ended March 31, 2024. Interested parties may join the conference call beginning at 5:00 p.m. EDT on Tuesday, May 7, 2024 via telephone by calling (833) 927-1758 in the U.S., or for international callers, by calling +1 (929) 526-1599 and entering conference ID 193523. A telephone replay will be available until May 14, 2024, by dialing (866) 813-9403 in the U.S., or for international callers, +1 (929) 458-6194 with conference ID 618165. A live webcast of the conference call will be available on ESS’ Investor Relations website at http://investors.essinc.com/.
A replay of the call will be available via the web at http://investors.essinc.com/.
About ESS, Inc.
At ESS (NYSE: GWH), our mission is to accelerate global decarbonization by providing safe, sustainable, long-duration energy storage that powers people, communities and businesses with clean, renewable energy anytime and anywhere it’s needed. As more renewable energy is added to the grid, long-duration energy storage is essential to providing the reliability and resiliency we need when the sun is not shining and the wind is not blowing.
Our technology uses earth-abundant iron, salt and water to deliver environmentally safe solutions capable of providing up to 12 hours of flexible energy capacity for commercial and utility-scale energy storage applications. Established in 2011, ESS, Inc. enables project developers, independent power producers, utilities and other large energy users to deploy reliable, sustainable long-duration energy storage solutions. For more information visit www.essinc.com.
Use of Non-GAAP Financial Measures
In this press release and the accompanying earnings call, the Company includes Non-GAAP Operating Expenses and Adjusted EBITDA, which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S. GAAP. As required by the rules of the Securities and Exchange Commission (“SEC”), the Company has provided herein a reconciliation of the non-GAAP financial measures contained in this press release and the accompanying earnings call to the most directly comparable measures under GAAP. The Company’s management believes Non-GAAP Operating Expenses and Adjusted EBITDA are useful in evaluating its operating performance and are similar measures reported by publicly-listed U.S. companies, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Adjusted EBITDA is not intended to be a substitute for net income/loss or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Further, Non-GAAP Operating Expenses are not intended to be a substitute for GAAP Operating Expenses or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.
The Company defines and calculates Non-GAAP Operating Expenses as GAAP Operating Expenses adjusted for stock-based compensation and other special items determined by management as they are not indicative of business operations. The Company defines and calculates Adjusted EBITDA as net loss before interest, other non-operating expense or income, (benefit) provision for income taxes, and depreciation and amortization, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities associated with debt and equity transactions as they are not indicative of business operations.
Forward-Looking Statements
This communication contains certain forward-looking statements, including statements regarding ESS and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “will” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements include, among others, statements regarding the Company’s manufacturing plans, the Company’s order and sales pipeline, the Company’s ability to execute on orders, the Company’s ability to effectively manage costs, and the Company’s partnerships with third parties such as Amsterdam Airport Schiphol, Burbank Water and Power, Sapele, and the Sacramento Municipal Utility District. These forward-looking statements are based on ESS’ current expectations and beliefs concerning future developments and their potential effects on ESS. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There can be no assurance that the future developments affecting ESS will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ESS control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, continuing supply chain issues; delays, disruptions, or quality control problems in the Company’s manufacturing operations; the Company’s ability to hire, train and retain an adequate number of manufacturing employees; issues related to the shipment and installation of the Company’s products; issues related to customer acceptance of the Company’s products; issues related to the Company’s partnerships with third parties; inflationary pressures; risk of loss of government funding for customer projects; and the Company’s need to achieve significant business growth to achieve sustained, long-term profitability. Except as required by law, ESS is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Contacts
Investors:
Erik Bylin
investors@essinc.com
Media:
Morgan Pitts
503.568.0755
Morgan.Pitts@essinc.com

Source: ESS Tech, Inc.

ESS Tech, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2024	2023
Revenue:
Revenue	$2,214	$371
Revenue - related parties	524	$1
Total revenue	2,738	$372
Cost of revenue	11,126	—
Gross profit (loss)	(8,388)	372
Operating expenses:
Research and development	3,546	17,732
Sales and marketing	2,034	1,852
General and administrative	5,526	5,287
Total operating expenses	11,106	24,871
Loss from operations	(19,494)	(24,499)
Other income (expenses), net:
Interest income, net	1,239	1,252
Gain on revaluation of common stock warrant liabilities	—	688
Other income (expense), net	(55)	658
Total other income, net	1,184	2,598
Net loss and comprehensive loss to common stockholders	$(18,310)	$(21,901)

Net loss per share - basic and diluted	$(0.10)	$(0.14)

Weighted-average shares used in per share calculation - basic and diluted	174,514,538	154,123,911

ESS Tech, Inc.
Condensed Consolidated Balance Sheets
(unaudited)
(in thousands, except share data)

	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$36,332	$20,165
Restricted cash, current	906	1,373
Accounts receivable, net	1,039	1,990
Short-term investments	53,220	87,899
Inventory	3,161	3,366
Prepaid expenses and other current assets	3,588	3,305
Total current assets	98,246	118,098
Property and equipment, net	16,928	16,266
Intangible assets, net	4,857	4,923
Operating lease right-of-use assets	1,841	2,167
Restricted cash, non-current	946	945
Other non-current assets	816	833
Total assets	$123,634	$143,232
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$2,910	$2,755
Accrued and other current liabilities	6,552	10,755
Accrued product warranties	3,322	2,129
Operating lease liabilities, current	1,548	1,581
Deferred revenue, current	5,555	2,546
Total current liabilities	19,887	19,766
Operating lease liabilities, non-current	610	957
Deferred revenue, non-current	—	3,835
Deferred revenue, non-current - related parties	14,400	14,400
Common stock warrant liabilities	917	917
Other non-current liabilities	—	—
Total liabilities	35,814	39,875
Stockholders' equity:
Preferred stock ($0.0001 par value; 200,000,000 shares authorized, none issued and outstanding as of March 31, 2024 and December 31, 2023)	—	—
Common stock ($0.0001 par value; 2,000,000,000 shares authorized, 174,898,086 and 174,211,911 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively)	18	18
Additional paid-in capital	802,269	799,496
Accumulated deficit	(714,467)	(696,157)
Total stockholders' equity	87,820	103,357
Total liabilities and stockholders' equity	$123,634	$143,232

ESS Tech, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(18,310)	$(21,901)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,219	1,077
Non-cash interest income	(995)	(762)
Non-cash lease expense	326	299
Stock-based compensation expense	2,854	2,059
Inventory write-down and losses on noncancellable purchase commitments	(1,979)	—
Change in fair value of common stock warrant liabilities	—	(688)
Other non-cash (income) expenses, net	29	(48)
Changes in operating assets and liabilities:
Accounts receivable, net	1,309	4,330
Inventory	1,145	—
Prepaid expenses and other current assets	(266)	1,731
Accounts payable	153	(529)
Accrued and other current liabilities	(4,024)	(4,657)
Accrued product warranties	1,193	1,231
Deferred revenue	(1,184)	(306)
Operating lease liabilities	(380)	(346)
Net cash used in operating activities	(18,910)	(18,510)

Cash flows from investing activities:
Purchases of property and equipment	(953)	(2,610)
Maturities and purchases of short-term investments, net	35,645	74,668
Net cash provided by investing activities	34,692	72,058

Cash flows from financing activities:
Payments on notes payable	—	(400)
Proceeds from stock options exercised	—	104
Repurchase of shares from employees for income tax withholding purposes	(81)	—
Other, net	—	(7)
Net cash used in financing activities	(81)	(303)

Net change in cash, cash equivalents and restricted cash	15,701	53,245
Cash, cash equivalents and restricted cash, beginning of period	22,483	36,655
Cash, cash equivalents and restricted cash, end of period	$38,184	$89,900

ESS Tech, Inc.
Condensed Consolidated Statements of Cash Flows (continued)
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2024	2023
Supplemental disclosures of cash flow information:
Cash paid for operating leases included in cash used in operating activities	$449	$413
Non-cash investing and financing transactions:
Purchase of property and equipment included in accounts payable and accrued and other current liabilities	517	623
Transfers between inventory and property and equipment, net	1,051	—

Cash and cash equivalents	$36,332	$87,811
Restricted cash, current	906	1,413
Restricted cash, non-current	946	676
Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows	$38,184	$89,900

ESS Tech, Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2024	2023
Research and development	$3,546	$17,732
Less: stock-based compensation	(401)	(993)
Non-GAAP research and development	$3,145	$16,739

Sales and marketing	$2,034	$1,852
Less: stock-based compensation	(95)	(150)
Non-GAAP sales and marketing	$1,939	$1,702

General and administrative	$5,526	$5,287
Less: stock-based compensation	(1,434)	(916)
Non-GAAP general and administrative	$4,092	$4,371

Total operating expenses	$11,106	$24,871
Less: stock-based compensation	(1,930)	(2,059)
Non-GAAP total operating expenses	$9,176	$22,812

ESS Tech, Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2024	2023
Net loss	$(18,310)	$(21,901)
Interest income, net	(1,239)	(1,252)
Stock-based compensation	2,854	2,059
Depreciation and amortization	1,219	1,077
Gain on revaluation of common stock warrant liabilities	—	(688)
Other income (expense), net	55	(658)
Adjusted EBITDA	$(15,421)	$(21,363)